Supplement to currently effective Statement of Additional Information of each of the listed funds:


     Scudder Cash Investment Trust
     Scudder U.S. Treasury Money Fund
     Scudder Money Market Series
        Scudder Prime Reserve Money Market Series
        Scudder Premium Money Market Series
        Scudder Institutional Shares
        Scudder Managed Shares
     Scudder Government Money Market Series
        Scudder Institutional Shares
        Scudder Managed Shares

The following information modifies the "Investment objectives and policies" section of each fund's Statement of Additional Information.


For purposes of determining the percentage of the fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel, capital and mortgage lending.

March 1, 1999